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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

               Current Report Pursuant to Section 13 or 15(d)
                        of The Securities Act of 1934


       Date of Report (Date of earliest event reported): June 26, 1998





                         DANKA BUSINESS SYSTEMS PLC
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)




           UNITED KINGDOM                0-20828               98-0052869
          -----------------           ---------------        --------------
           (State or other             (Commission             (IRS Employer
           jurisdiction of             File Number          Identification No.)
            incorporation)




                         11201 DANKA CIRCLE NORTH
                         ST. PETERSBURG, FLORIDA               33716
          ----------------------------------------------     -----------
                (Address of principal executive offices)     (Zip Code)





Registrant's Telephone Number, Including Area Code:  813-576-6003

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ITEM 5.  OTHER EVENTS.

         On June 26, 1998, Danka Business Systems, PLC (the "Company") issued the Press Release, attached hereto as Exhibit "99," announcing the Company expects revenue for its first quarter ending June 30, 1998 will be approximately ten percent (10%) below market expectation.





    EXHIBIT
    NUMBER                          EXHIBIT
    -------                         -------
       99        Press Release of the Company dated June 26, 1998.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        DANKA BUSINESS SYSTEMS PLC


                                        By: /s/ David C. Snell
                                           -------------------------------
                                        Its: Chief Financial Officer




Dated: June 29, 1998





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                               INDEX TO EXHIBITS



      EXHIBIT
      NUMBER                      EXHIBIT
      -------                     -------

        99          Press Release of the Company dated June 26, 1998





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